UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 15, 2003

SmarTire Systems Inc.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-29248
(Commission File Number)

not applicable
(IRS Employer Identification No.)

150-13151 Vanier Place, Richmond, British Columbia, V6V 2J1
(Address of principal executive offices and Zip Code)

(604) 276-9884
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events.

Our Articles of Continuance have been amended with effect from December 15, 2003 to increase the authorized number of Common Shares from 200,000,000 Common Shares without par value to 300,000,000 Common Shares without par value. In this connection, the following special resolution was adopted by our shareholders at the annual and special meeting of our shareholders held on December 11, 2003:

"BE IT RESOLVED, as a special resolution that:

1. the Articles of Continuance of the Company be amended to increase the authorized number of Common Shares of the Company from 200,000,000 Common Shares without par value to 300,000,000 Common Shares without par value;

2. Schedule "A" to the Articles of Continuance of the Company be amended accordingly, by deleting the first paragraph thereof and substituting therefor the following:

"The Corporation is authorized to issue 300,000,000 common shares without par value and 100,000 Preferred Shares without par value, which have the following rights and conditions:";

2

3. the board of directors of the Company may elect to revoke this special resolution before it is acted on without further approval of the shareholders; and

4. any director or officer of the Company be and is hereby authorized to execute and deliver, for and on behalf of the Company, all such documents and to do all such other acts and things as may be considered necessary or desirable to give effect to this resolution."

The Certificate of Amendment issued by the Yukon Registrar of Corporations in respect of the foregoing amendment to our Articles of Continuance, and the related Articles of Amendment, are filed as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, our Articles of Continuance have been restated as Articles of Incorporation with effect from December 15, 2003, for the purpose of consolidating all amendments to date, including the amendment increasing the authorized number of Common Shares. In this connection, the following special resolution was adopted by our shareholders at the annual and special meeting of our shareholders held on December 11, 2003:

"BE IT RESOLVED, as a special resolution that:

1. the Articles of Continuance of the Company, as amended, be restated as Articles of Incorporation in the form annexed hereto as Exhibit "A", pursuant to the Business Corporations Act (Yukon Territory); and

2. any director or officer of the Company be and is hereby authorized to execute and deliver, for and on behalf of the Company, all such documents and to do all such other acts and things as may be considered necessary or desirable to give effect to this resolution."

Our restated Articles of Incorporation, which were annexed to the foregoing special resolution as Exhibit "A", are filed as part of Exhibit 10.2 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibits

10.1 Certificate of Amendment issued to SmarTire Systems Inc. by the Yukon Registrar of Corporations, and attached Articles of Amendment of SmarTire Systems Inc.

10.2 Certificate of Registration of Restated Articles issued to SmarTire Systems Inc. by the Yukon Registrar of Corporations, and attached Restated Articles of Incorporation of SmarTire Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTIRE SYSTEMS INC.

/s/ Jeff Finkelstein
By: Jeff Finkelstein
Chief Financial Officer
Date: December 23, 2003
Yukon Community Services	EXHIBIT 10.1

BUSINESS CORPORATIONS ACT
FORM 5

Certificate of Amendment

SMARTIRE SYSTEMS INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.
under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.
X	under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.
under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.
under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.

[SEAL]
Corporate Access Number: 29955 Date of Amendment: 2003-12-15	/s/J. Athron M. Richard Roberts Registrar of Corporations

YUKON

JUSTICE

YUKON BUSINESS CORPORATIONS ACT

(Section 30 or 179)

Form 5-01

ARTICLES OF AMENDMENT

1. Name of Corporation:

SmarTire Systems Inc.	Corporate Access #29955

2. The Articles of the above-named corporation are amended pursuant to a court order:

Yes ______	No X

3. The Articles of the above-named corporation are amended as follows:

Pursuant to a Special Resolution of the Shareholders: (1) the Articles of Continuance of the Corporation are amended to increase the authorized number of Common Shares of the Corporation from 200,000,000 Common Shares without par value to 300,000,000 Common Shares without par value; and (b) Schedule "A" to the Articles of Continuance of the Corporation are amended accordingly, by deleting the first paragraph thereof and substituting therefor the following:

"The Corporation is authorized to issue 300,000,000 common shares without par value and 100,000 Preferred Shares without par value, which have the following rights and conditions:";

4. Date December 12, 2003	Signature /s/ Jeff Finkelstein Jeff Finkelstein	Title Chief Financial Officer

FILED
December 15, 2003
DEPUTY REGISTRAR
OF CORPORATIONS
Yukon Community Services	EXHIBIT 10.2

BUSINESS CORPORATIONS ACT
FORM 6

Certificate of Registration of Restated Articles

SMARTIRE SYSTEMS INC.

I hereby certify that the Articles of Incorporation of the above-mentioned corporation were restated under section 182 of the Business Corporations Act as set out in the attached restated Articles of Incorporation.

[SEAL]

Corporate Access Number: 29955 Date of Restatement: 2003-12-15	/s/ J. Athron M. Richard Roberts Registrar of Corporations

YUKON
JUSTICE

BUSINESS CORPORATIONS ACT
(Section 174)

Form 6-01

RESTATED ARTICLES OF INCORPORATION

1. Name of Corporation:
Smartire Systems Inc.	Corporate Access #29955
2. The classes and any number of shares that the Corporation is authorized to issue: See attached Schedule "A".
3. Restrictions, if any, on share transfers: N/A
4. Number (or minimum and maximum number) of directors: Minimum of three and a maximum of twenty.

5. Restrictions, if any, on business the Corporation may carry on:

The Corporation is restricted from carrying on the business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.

6. Other provisions if any:

(a) Shareholders meetings may be held in Vancouver, British Columbia; and

(b) The directors may, between annual meetings, appoint one or more additional directors of the Corporation, to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

The foregoing restated Articles of Incorporation correctly set out without substantive change the corresponding provisions of the Articles of Incorporation as amended and supersede the original Articles of Incorporation.

7. Date December 12, 2003	Signature /s/Jeff Finkelstein Jeff Finkelstein	Title Chief Financial Officer

FILED
December 15, 2003
DEPUTY REGISTRAR
OF CORPORATIONS

SCHEDULE "A"

TO THE ARTICLES OF INCORPORATION OF

SMARTIRE SYSTEMS INC.

The Corporation is authorized to issue 300,000,000 common shares without par value and 100,000 Preferred Shares without par value, which have the following rights and conditions:

Common Shares

The holders of the common shares shall be entitled:

(a) To vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares are entitled to vote;

(b) To receive, subject to the rights of the holders of another class of shares, any dividend declared by the Corporation; and

(c) To receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Preferred Shares Issuable in Series

The Preferred Shares of the Corporation shall have the rights and shall be subject to the restrictions, conditions and limitations as follows:

(a) The Corporation may issue Preferred Shares in one or more series;

(b) The directors may by resolution authorize Articles of Amendment of the Corporation fixing the number of shares in, and determining the designation of the shares of, each series of Preferred Shares;

(c) The directors may by resolution authorize Articles of Amendment of the Corporation creating, defining and attaching special rights and restrictions to the shares of each series.